               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                               FORM 8-K/A NO.1

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              __________________

                       Commission File Number 333-21873

       Date of Report (date of earliest event reported): JUNE 30, 1997


                            FIRST INDUSTRIAL, L.P.
            (Exact name of Registrant as specified in its Charter)



           DELAWARE                                           36-3924586
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification No.)





           311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                   (Address of principal executive offices)


                                (312) 344-4300
             (Registrant's telephone number, including area code)

                ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On June 30, 1997, First Industrial, L.P. (the "Operating Partnership"), acquired 12 light industrial properties, two bulk warehouses and one office building (the "Punia Phase I Properties") in New Jersey, totaling 697,778 square feet of gross leasable area (the "Punia Phase I Acquisition"). The Punia Phase I Properties were acquired for approximately $39.2 million which was funded with $36.0 million in cash and the issuance of 107,516 limited partnership units in the Operating Partnership (the "Units") valued at $3.2 million. The $36 million in cash was funded with borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") with a group of banks for which the First National Bank of Chicago and the Union Bank of Switzerland act as agents. The $36.0 million borrowed under the Operating Partnership's 1996 Unsecured Acquisition Facility currently bears interest at LIBOR plus 1%. The Punia Phase I Properties were acquired from Ethel Road Associates, Gamma Three Associates, Jayeff Associates, RCP Associates, 244 Sheffield Associates, South Broad Company, Suburban Roseland Associates, World's Fair 25 Associates, World's Fair Associates, World's Fair Office Associates, and World's Fair V Associates (together, the "Punia Group"). Prior to the Punia Phase I Acquisition, the Punia Group was not affiliated with the Operating Partnership, any affiliate of the Operating Partnership or any officer of the Operating Partnership. Following the Punia Phase I Acquisition, Jeff Punia and
Hayden Tiger were appointed Regional Directors. The Punia Phase I Properties will continue to be used for light industrial, bulk warehouse and office use under the existing lease terms.

     In connection with the Punia Phase I Acquisition, the Operating Partnership completed negotiations with the Punia Group to acquire an additional 33 properties totaling 1,055,344 square feet of gross leasable area (the "Punia Phase II Properties") and additional parcels of land for approximately $65.9 million (the "Punia Phase II Acquisition"). The Punia Phase II Acquisition will be funded with cash and Units and is scheduled to close by September 30, 1997. The Punia Phase II Properties will be used for light industrial, bulk warehouse and office use under the existing lease terms.

                            ITEM 5.  OTHER EVENTS

     The Operating Partnership acquired 16 industrial properties and one parking lot, exclusive of the Punia Phase I Acquisition described above, during the period February 1, 1997 through July 14, 1997, the closing date of the last industrial property acquired. The combined purchase price for these industrial properties and parking lot totaled approximately $49.7 million, excluding closing costs incurred in conjunction with the acquisition of the industrial properties and parking lot. The 16 industrial properties and one parking lot acquired are described below and were funded with working capital and borrowings under the Operating Partnership's 1996 Unsecured Acquisition Facility. The Operating Partnership has continued the pre-acquisition uses of the properties.



- On February 20, 1997, the Operating Partnership purchased a 58,746 square foot light industrial property located in Dayton, Ohio. The purchase price for the property was approximately $1.5 million. The property was purchased from Danis Properties Co., Inc.

- On March 21, 1997, the Operating Partnership purchased a 179,400 square foot bulk warehouse property located in Taylor, Michigan for approximately $5.1 million. The property was purchased from National Wholesale Drug Operating Partnership.

- On March 28, 1997, the Operating Partnership purchased a 84,956 square foot light industrial property located in Buffalo Grove, Illinois. The purchase price for the property was approximately $4.1 million. The property was purchased from Wells Fargo Bank, N.A.

- On March 31, 1997, the Operating Partnership purchased a 112,082 square foot light industrial property located in New Brighton, Minnesota. The purchase price for the property was approximately $3.2 million. The property was purchased from Lowy Group, Inc. This property was owner occupied prior to purchase.

- On March 31, 1997, the Operating Partnership purchased a 79,675 square foot light industrial property located in Brooklyn Park, Minnesota. The purchase price for the property was approximately $4.4 million. The property was purchased from Ryan Companies US, Inc. This property was owner occupied prior to purchase.

- On March 31, 1997, the Operating Partnership purchased a parking lot located in Brooklyn Park, Minnesota. The purchase price for the parking lot was approximately $1.3 million. The parking lot was purchased from Damark International, Inc.

- On April 3, 1997, the Operating Partnership purchased a 49,190 square foot light industrial property located in Eden Prairie, Minnesota. The purchase price for the property was approximately $2.1 million. The property was purchased from The Prudential Insurance Operating Partnership of America.

- On April 4, 1997, the Operating Partnership purchased a 243,000 square foot bulk warehouse property located in Columbus, Ohio for approximately $5.4 million. The property was purchased from PMF Investments, L.L.C. and Walcutt Road LTD.

- On May 29, 1997, the Operating Partnership purchased a 320,171 square foot bulk warehouse property located in Alsip, Illinois for approximately $8.1 million. The property was purchased from Sammis PCA Partners.

- On June 2, 1997, the Operating Partnership purchased two light industrial properties totaling 92,815 square feet located in West Allis, Wisconsin. The purchase price of the properties was approximately $3.2 million. The properties were purchased from RREEF Mid America Fund III.

- On June 5, 1997, the Operating Partnership purchased a 25,150 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from American Paper and Packaging Corporation. This property was owner occupied prior to purchase.

- On June 13, 1997, the Operating Partnership purchased a 25,254 square foot light industrial property located in Green Bay, Wisconsin. The purchase price for the property was approximately $.8 million. The property was purchased from Wisconsin Public Service Corporation. This property was owner occupied prior to purchase.

- On June 20, 1997, the Operating Partnership purchased a 59,075 square foot light industrial property located in LaGrange, Illinois. The purchase price for the property was approximately $2.5 million. The property was purchased from Chicago Trust Operating Partnership KATN 1535.

- On June 26, 1997, the Operating Partnership purchased a 39,800 square foot light industrial property located in Wauwatosa, Wisconsin. The purchase price for the property was approximately $1.4 million. The property was purchased from Matex, Inc.

- On June 30, 1997, the Operating Partnership purchased a 212,040 square foot light industrial property located in Elk Grove Village, Illinois. The purchase price for the property was approximately $3.1 million. The property was purchased from 2201 Lunt Avenue Venture.

- On July 14, 1997, the Operating Partnership purchased a 52,402 square foot light industrial property located in Oakland, New Jersey. The purchase price for the property was approximately $2.7 million. The property was purchased from Willinger Bros., Inc. This property was owner occupied prior to purchase.

                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements:

                Combined Historical Statements of Revenues and Certain Expenses for the Other 1997 Acquisition Properties - Unaudited.

                Combined Historical Statements of Revenues and Certain Expenses for the Punia Acquisition Properties and Notes thereto with Independent Accountant's report dated July 30, 1997.

     (b)  Pro Forma Financial Information:

                Pro Forma Statement of Operations for the Six Months Ended June 30, 1997.

                Pro Forma Statement of Operations for the Year Ended December 31, 1996.


     (c)  Exhibits.


     Exhibits Number          Description
     ---------------          -----------
           23                 Consent of Coopers & Lybrand L.L.P.
                              Independent Accountants

                         INDEX TO FINANCIAL STATEMENTS


                                                                           PAGE

OTHER 1997 ACQUISITION PROPERTIES

  Combined Historical Statements of Revenues and Certain Expenses
  for the Other 1997 Acquisition Properties for the Six Months
  Ended June 30, 1997 and for the Year Ended December 31, 1996
  --Unaudited....................................................           5


PUNIA ACQUISITION PROPERTIES

  Report of Independent Accountants...............................          6

  Combined Historical Statements of Revenues and Certain Expenses
  for the Punia Acquisition Properties for the Six Months
  Ended June 30, 1997 and for the Year Ended December 31, 1996....          7

  Notes to Combined Historical Statements of Revenues and Certain
  Expenses........................................................          8-9



PRO FORMA FINANCIAL INFORMATION

  Pro Forma Statement of Operations for the Six Months Ended June
  30, 1997........................................................          10

  Notes to Pro Forma Financial Statements.........................         11-12


  Pro Forma Statement of Operations for the Year Ended December 31,
  1996............................................................         13-14

  Notes to Pro Forma Financial Statements.........................         15-17

                      OTHER 1997 ACQUISITION PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


     The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of the 11 properties acquired by First Industrial, L.P. (the "Operating Partnership") during the period February 1, 1997 through July 14, 1997 ( the "Other 1997 Acquisition Properties"). These statements are exclusive of 15 properties (the "Punia Phase I Properties") acquired by the Operating Partnership and 33 properties (the "Punia Phase II Properties") contracted to be acquired by the Operating Partnership (together, the "Punia Acquisition Properties"), which have been audited and are included elsewhere in this Form 8-K/A No.1, one parking lot and five properties occupied by the previous owner during the period February 1, 1997 through July 14, 1997.

     The Other 1997 Acquisition Properties were acquired for an aggregate purchase price of approximately $36.5 million, have an aggregate gross leaseable area of 1,339,193 square feet and were 98.1% leased as of June 30, 1997. A description of each property is included in Item 5.



                                                                      FOR THE SIX                  FOR THE
                                                                      MONTHS ENDED                YEAR ENDED
                                                                     JUNE 30, 1997             DECEMBER 31, 1996
                                                                      (UNAUDITED)                  (UNAUDITED)
                                                                    ----------------           -----------------
Revenues:
 Rental Income.......................................                 $     2,207                $      4,200
 Tenant Recoveries and Other Income..................                         874                       1,635
                                                                    ----------------           -----------------
   Total Revenues....................................                       3,081                       5,835
                                                                    ----------------           -----------------
Expenses:
 Real Estate Taxes...................................                         759                       1,541
 Repairs and Maintenance.............................                          84                         201
 Property Management.................................                          48                         114
 Utilities...........................................                          11                          34
 Insurance...........................................                          15                          45
 Other...............................................                          16                         ---
                                                                    ----------------           -----------------
   Total Expenses....................................                         933                       1,935
                                                                    ----------------           -----------------
Revenues in Excess of Certain Expenses...............                 $     2,148                $      3,900
                                                                    ================           =================

                      REPORT OF INDEPENDENT ACCOUNTANTS




To the Partners of First Industrial, L.P.


     We have audited the accompanying combined historical statement of revenues and certain expenses of the Punia Acquisition Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the Punia Acquisition Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.1 dated June 30, 1997 of First Industrial, L.P. and is not intended to be a complete presentation of the Punia Acquisition Properties' revenues and expenses.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Punia Acquisition Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.








                                               COOPERS & LYBRAND L.L.P.
Chicago, Illinois
July 30, 1997

                         PUNIA ACQUISITION PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)




                                                                                       FOR THE SIX
                                                                                       MONTHS ENDED            FOR THE
                                                                                      JUNE 30, 1997           YEAR ENDED
                                                                                       (UNAUDITED)        DECEMBER 31, 1996
                                                                                      -------------       -----------------
Revenues:
 Rental Income..........................................................               $      5,354          $     10,448
 Tenant Recoveries and Other Income.....................................                      1,157                 2,668
                                                                                      -------------       -----------------
   Total Revenues.......................................................                      6,511                13,116
                                                                                      -------------       -----------------
Expenses:
 Real Estate Taxes......................................................                        983                 1,908
 Repairs and Maintenance................................................                        267                   795
 Property Management....................................................                        124                   329
 Utilities..............................................................                        268                   586
 Insurance..............................................................                         85                   160
 Other..................................................................                         --                   218
                                                                                      -------------       -----------------
   Total Expenses.......................................................                      1,727                 3,996
                                                                                      -------------       -----------------
Revenues in Excess of Certain Expenses..................................               $      4,784          $      9,120
                                                                                      =============       =================


















   The accompanying notes are an integral part of the financial statements.

                         PUNIA ACQUISITION PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION.

     The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 15 properties (the "Punia Phase I Properties") acquired by First Industrial, L.P. (the "Operating Partnership") as of June 30, 1997 and 33 properties (the "Punia Phase II Properties") contracted to be acquired by the Operating Partnership by September 30, 1997 (together, the "Punia Acquisition Properties").

     The Punia Phase I Properties were acquired for an aggregate purchase price of approximately $39.2 million and the Punia Phase II Properties have an estimated final aggregate purchase price of approximately $51.9 million, when combined aggregate a total purchase price of approximately $91.1 million.


                                   SQUARE
                       # OF         FEET            DATE                 DATE RENTAL
REGIONAL AREA       PROPERTIES   (UNAUDITED)      ACQUIRED            HISTORY COMMENCED
-----------------   ------------------------      --------            -----------------

New Jersey              15           697,778    June 30, 1997           January 1, 1996
New Jersey               1            75,000    July 18, 1997  (1)      January 1, 1996
New Jersey              18           458,666    July 31, 1997  (1)      January 1, 1996
New Jersey               1           110,000   August 1, 1997  (1)      January 1, 1996
New Jersey              13           411,678         ---       (2)      January 1, 1996
                    ------------------------
  TOTAL                 48         1,753,122
                    ========================

(1) Portion of the Punia Phase II Properties acquired as of this Form 8-K/A No.1 filing date.
(2) Remaining portion of the Punia Phase II Properties scheduled to close by September 30, 1997.


     The unaudited Combined Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

     The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Punia Acquisition Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

     In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition

     The Statements have been prepared on the accrual basis of accounting.

     Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         PUNIA ACQUISITION PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


3.   FUTURE RENTAL REVENUES

     The Punia Acquisition Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                    Punia
                 Acquisition
                  Properties
                 -----------
1997             $     8,578
1998                   6,142
1999                   4,117
2000                   1,740
2001                   1,143
Thereafter             1,037
                 -----------
Total            $    22,757
                 ===========

     A tenant occupying space in three of the properties represents 10.6% of rental income for the year ended December 31, 1996 and 10.5% of the gross leasable area at December 31, 1996.

                            FIRST INDUSTRIAL, L.P.
                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                            (DOLLARS IN THOUSANDS)




                                           First         1997       Lazarus      Other 1997      Punia
                                        Industrial,   Acquisition    Burman      Acquisition   Acquisition                First
                                           L.P.         Property    Properties   Properties    Properties    Pro Forma   Industrial,
                                        (Historical)  (Historical) (Historical)  (Historical)  (Historical)  Adjustments    L.P.
                                         Note 2 (a)    Note 2 (b)   Note 2 (c)   Notes 2 (d)   Note 2 (e)    Note 2 (f)   Pro Forma
                                        ------------  ------------ ------------  ------------  ------------  -----------  ----------
REVENUES:
 Rental Income.........................  $ 32,447      $    20       $  1,501       $ 1,502       $ 5,354     $   ---     $  40,824
 Tenant Recoveries and Other
  Income...............................     7,831            5            374           697         1,157         ---        10,064
                                        ------------  ------------ ------------  ------------  ------------  -----------  ----------
   Total Revenues......................    40,278           25          1,875         2,199         6,511         ---        50,888
                                        ------------  ------------ ------------  ------------  ------------  -----------  ----------
EXPENSES:
 Real Estate Taxes.....................     6,933            4            396           625           983         ---         8,941
 Repairs and Maintenance...............     1,715            1            119            79           267         ---         2,181
 Property Management...................     1,766            1             59            37           124         ---         1,987
 Utilities.............................     1,160            3             77             7           268         ---         1,515
 Insurance.............................        95          ---             22            13            85         ---           215
 Other.................................       514          ---             37           ---           ---         ---           551
 General and Administrative............     2,642          ---            ---           ---           ---         ---         2,642
 Interest Expense......................     9,107          ---            ---           ---           ---        (435)        8,672
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs.............         8          ---            ---           ---           ---         ---             8
 Depreciation and Other
  Amortization.........................     6,243          ---            ---           ---           ---       1,457         7,700
                                        ------------  ------------ ------------  ------------  ------------  -----------  ----------
   Total Expenses......................    30,183            9            710           761         1,727       1,022        34,412
                                        ------------  ------------ ------------  ------------  ------------  -----------  ----------
Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Equity in Income of
  Other Real Estate Partnerships
  and Extraordinary Item...............    10,095           16          1,165         1,438         4,784      (1,022)       16,476
Disposition of Interest Rate
  Protection Agreements................     4,038          ---            ---           ---           ---         ---         4,038
Gain on Sales of Properties............       460          ---            ---           ---           ---         ---           460
                                        ------------  ------------ ------------  ------------  ------------  -----------  ----------
Income Before Equity in Income of
   Other Real Estate Partnerships
   and Extraordinary Item..............    14,593           16          1,165         1,438         4,784      (1,022)       20,974
Equity in Income of Other Real
   Estate Partnerships.................     8,030          ---            ---           ---           ---         179         8,209
                                        ------------  ------------ ------------  ------------  ------------  -----------  ----------
Income Before Extraordinary
 Item..................................  $ 22,623      $    16       $  1,165       $ 1,438       $ 4,784     $  (843)    $  29,183
                                        ============  ============ ============  ============  ============  ===========  ==========

The accompanying notes are an integral part of the pro forma financial statement.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.    BASIS OF PRESENTATION.

      First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 88.0% ownership interest at June 30, 1997.

      The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1997 through June 30, 1997, the acquisition of one property on January 31, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Amendment No. 3 to Form S-3 dated April 30, 1997, and 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties"), 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and the additional 33 properties (the "Punia Phase II Properties") to be acquired by September 30, 1997 (together, the "Punia Acquisition Properties") reported in this Form 8-K/A No.1.

      The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical June 30, 1997 financial statements of the Operating Partnership. The pro forma statement of operations for the six months ended June 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1997 or the lease commencement date if the property was developed and as if the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution") and the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution") had been completed on January 1, 1996.

      The unaudited pro forma financial statement is not necessarily indicative of what the Operating Partnership's results of operations would have been for the six months ended June 30, 1997 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Operating Partnership.


2.    PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - JUNE 30, 1997

 (a) The historical operations reflect the operations of the Operating Partnership for the period January 1, 1997 through June 30, 1997 as reported on the Operating Partnership's 10-Q/A No.1 dated August 26, 1997.

 (b) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

 (c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

 (d) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of June 30, 1997 or their respective acquisition dates.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

(e) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

(f) In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans as if such indebtedness was outstanding beginning January 1, 1996.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Other 1997 Acquisition Properties and the Punia Acquisition Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution.

     The depreciation and amortization adjustment reflects the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Other 1997 Acquisition Properties and the Punia Acquisition Properties from January 1, 1997 through the earlier of their respective acquisition date or June 30, 1997.

     The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in an acquisition made by First Industrial Pennsylvania Partnership, L.P.

                            FIRST INDUSTRIAL, L.P.
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                            (DOLLARS IN THOUSANDS)


                                             First         First           Other                               1996
                                          Industrial,     Highland       Acquisition      Acquisition       Acquisition
                                             L.P.       Properties       Properties       Properties         Properties
                                         (Historical)   (Historical)    (Historical)      (Historical)      (Historical)
                                          Note 2 (a)     Note 2 (b)       Note 2 (c)       Note 2 (d)        Note 2 (e)
                                         ------------   -----------     ------------      -----------       ----------
REVENUES:
 Rental Income......................          $29,166        $1,385           $1,029           $2,893           $7,601
 Tenant Recoveries and
  Other Income......................            8,421            99              218              469              944
                                         ------------   -----------     ------------      -----------       ----------
  Total Revenues....................           37,587         1,484            1,247            3,362            8,545
                                         ------------   -----------     ------------      -----------       ----------

EXPENSES:
 Real Estate Taxes..................            6,109           129              237              519            1,283
 Repairs and Maintenance............            1,071            89               45              139              539
 Property Management................            1,153            62               40              109              354
 Utilities..........................            1,047           153               21               68               30
 Insurance..........................              271            23               14               44               65
 Other..............................              284           ---              ---              ---                2
 General and Administrative.........            4,014           ---              ---              ---              ---
 Interest Expense...................            4,685           ---              ---              ---              ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs..........              196           ---              ---              ---              ---
 Depreciation and Other
  Amortization......................            6,310           ---              ---              ---              ---
                                         ------------   -----------     ------------      -----------       ----------
   Total Expenses...................           25,140           456              357              879            2,273
                                         ------------   -----------     ------------      -----------       ----------

Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item................           12,447         1,028              890            2,483            6,272
 Gain on Sale of Properties.........            4,344           ---              ---             ---               ---
                                         ------------   -----------     ------------      -----------       ----------
 Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item................           16,791         1,028              890            2,483            6,272
 Equity in Income of Other
  Real Estate Partnerships..........           20,130           ---              ---              ---              ---
                                         ------------   -----------     ------------      -----------       ----------
 Income Before Extraordinary
  Item..............................          $36,921        $1,028             $890           $2,483           $6,272
                                         ============   ===========     ============      ===========       ==========

                                                1997
                                             Acquisition
                                              Property      Subtotal
                                             (Historical)    Carry
                                              Note 2 (f)    Forward
                                             ------------   --------
REVENUES:
 Rental Income......................                $948     $43,022
 Tenant Recoveries and
  Other Income......................                 210      10,361
                                             -----------    --------
   Total Revenues...................               1,158      53,383
                                             -----------    --------

EXPENSES:
 Real Estate Taxes..................                 167       8,444
 Repairs and Maintenance............                  62       1,945
 Property Management................                  30       1,748
 Utilities..........................                 135       1,454
 Insurance..........................                 ---         417
 Other..............................                 ---         286
 General and Administrative.........                 ---       4,014
 Interest Expense...................                 ---       4,685
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs..........                 ---         196
 Depreciation and Other
  Amortization......................                 ---       6,310
                                             -----------    --------
   Total Expenses...................                 394      29,499
                                             -----------    --------

Income Before Gain on Sales of
  Properties, Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item................                 764      23,884
 Gain on Sale of Properties.........                 ---       4,344
                                             -----------    --------
 Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item................                 764      28,228
 Equity in Income of Other
  Real Estate Partnerships..........                 ---      20,130
                                             -----------    --------
 Income Before Extraordinary
  Item..............................                $764     $48,358
                                             ===========    ========

The accompanying notes are an integral part of the pro forma financial statement

                            FIRST INDUSTRIAL, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                            (DOLLARS IN THOUSANDS)

                                                                         Lazarus           Other 1997            Punia
                                                                         Burman           Acquisition         Acquisition
                                                         Subtotal       Properties         Properties          Properties
                                                          Carry         (Historical)      (Historical)        (Historical)
                                                         Forward         Note 2 (g)        Note 2 (h)          Note 2 (i)
                                                        ---------       -----------       -----------         -----------
REVENUES:
 Rental Income.............................             $43,022             $18,606            $4,200             $10,448
 Tenant Recoveries and
   Other Income............................              10,361               4,636             1,635               2,668
                                                        ---------       -----------       -----------         -----------
    Total Revenues.........................              53,383              23,242             5,835              13,116
                                                        ---------       -----------       -----------         -----------

EXPENSES:
 Real Estate Taxes.........................               8,444               4,767             1,541               1,908
 Repairs and Maintenance...................               1,945               1,477               201                 795
 Property Management.......................               1,748                 732               114                 329
 Utilities.................................               1,454                 959                34                 586
 Insurance.................................                 417                 275                45                 160
 Other.....................................                 286                 457               ---                 218
 General and Administrative................               4,014                 ---               ---                 ---
 Interest Expense..........................               4,685                 ---               ---                 ---
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs.................                 196                 ---               ---                 ---
 Depreciation and Other
  Amortization.............................               6,310                 ---               ---                 ---
                                                        ---------       -----------       -----------         -----------
   Total Expenses..........................              29,499               8,667            1,935                3,996
                                                        ---------       -----------       -----------         -----------

Income Before Gain on Sales of
  Properties, Equity in Income of
  Other Real Estate Partnerships
  and Extraordinary Item ..................              23,884              14,575            3,900                9,120
 Gain on Sales of Properties...............               4,344                 ---              ---                  ---
                                                        ---------       -----------       -----------         -----------
 Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.......................              28,228              14,575            3,900                9,120
 Equity in Income of Other
  Real Estate Partnerships.................              20,130                 ---              ---                  ---
                                                        ---------       -----------       -----------         -----------
 Income Before Extraordinary
  Item.....................................             $48,358             $14,575           $3,900               $9,120
                                                        =========       ===========       ===========         ===========

                                                                          First
                                                        Pro Forma       Industrial,
                                                       Adjustments         L.P.
                                                        Note 2 (j)      Pro Forma
                                                       -----------      ----------
REVENUES:
 Rental Income.............................                    ---         $76,276
 Tenant Recoveries and
  Other Income.............................                    ---          19,300
                                                       -----------      ----------
   Total Revenues..........................                    ---          95,576
                                                       -----------      ----------

EXPENSES:
 Real Estate Taxes.........................                    ---          16,660
 Repairs and Maintenance...................                    ---           4,418
 Property Management.......................                    ---           2,923
 Utilities.................................                    ---           3,033
 Insurance.................................                    ---             897
 Other.....................................                    ---             961
 General and Administrative................                    ---           4,014
 Interest Expense..........................                  5,303           9,988
 Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs.................                    ---             196
 Depreciation and Other
  Amortization.............................                  7,997          14,307
                                                       -----------      ----------
   Total Expenses..........................                 13,300          57,397
                                                       -----------      ----------

 Income Before Gain on Sales of
  Properties, Equity in Income of
  Other Real Estate Partnerships
  and Extraordinary Item ..................                (13,300)         38,179
 Gain on Sales of Properties...............                    ---           4,344
                                                       -----------      ----------
 Income Before Equity in Income
  of Other Real Estate
  Partnerships and
  Extraordinary Item.......................                (13,300)         42,523
 Equity in Income of Other
  Real Estate Partnerships.................                  1,194          21,324
                                                       -----------      ----------
 Income Before Extraordinary
  Item.....................................            $   (12,106)     $   63,847
                                                       ===========      ==========

The accompanying notes are an integral part of the pro forma financial statement.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.   BASIS OF PRESENTATION.

     First Industrial, L.P. (the "Operating Partnership") was organized as a limited partnership in the state of Delaware on November 23, 1993. The sole general partner is First Industrial Realty Trust, Inc. (the "Company") with an approximate 92.4% ownership interest at December 31, 1996.

     The accompanying unaudited pro forma statement of operations for the Operating Partnership reflects the historical operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 and the acquisition of 27 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Operating Partnership between January 1, 1996 and April 10, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Amendment No. 3 to Form S-3 dated April 30, 1997, and the acquisition of 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties"), 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and the additional 33 properties (the "Punia Phase II Properties") to be acquired by September 30, 1997 (together, the "Punia Acquisition Properties") reported on this Form 8-K/A No.1.

     The accompanying unaudited pro forma financial statement has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 financial statements of the Operating Partnership. The pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 Operating Partnership Units (the "Units") issued on February 2, 1996 (the "February 1996 Capital Contribution"), the 5,750,000 Units issued on October 25, 1996 (the "October 1996 Capital Contribution"), the 8 3/4% Series B Preferred Units issued on May 14, 1997 (the "Series B Preferred Capital Contribution") and the 8 5/8% Series C Preferred Units issued on June 6, 1997 (the "Series C Preferred Capital Contribution") had been completed on January 1, 1996.

     The unaudited pro forma financial statement is not necessarily indicative of what the Operating Partnership's results of operations would have been for the year ended December 31, 1996 had the properties been acquired as described above, nor do they purport to present the future results of operations of the Operating Partnership.

2.   PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Operating Partnership for the period January 1, 1996 through December 31, 1996 as reported on the Operating Partnership's Amendment No. 3 to Form S-3 dated April 30, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (e) The historical operations reflect the operations of the 1996
     Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS


 (f) The historical operations reflect the operations of the 1997
     Acquisition Property for the period January 1, 1996 through December 31, 1996.

 (g) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1996 through December 31, 1996.

 (h) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (i) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (j) In connection with the First Highland Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million ( the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the Lazarus Burman Properties acquisition, the Operating Partnership assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans as if such indebtedness was outstanding beginning January 1, 1996.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 2%) for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Capital Contribution.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at LIBOR plus 2%) for borrowings under the Operating Partnership's $150 million secured revolving credit facility (the "1994 Acquisition Facility") or LIBOR plus 1.1% for borrowings under the Operating Partnership's $200 million unsecured revolving credit facility (the "1996 Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Capital Contribution.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings (at the 30-day London Interbank Offered Rate ("LIBOR") plus 1%) for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Other 1997 Acquisition Properties and the Punia Acquisition Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Capital Contribution and Series C Preferred Capital Contribution.

                            FIRST INDUSTRIAL, L.P.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

     The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Other 1997 Acquisition Properties and the Punia Acquisition Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996.

     The equity in income of other real estate partnerships adjustment reflects the Operating Partnership's 99% limited partnership equity interest in an acquisition made by First Industrial Pennsylvania Partnership, L.P. and an acquisition made by First Industrial Indianapolis, L.P.

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 First Industrial, L.P.
                                 By: First Industrial Realty Trust, Inc.
                                 Its  Sole General Partner



September 3, 1997                By: /s/  Michael J. Havala
                                    -----------------------------
                                    Michael J. Havala
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                EXHIBIT INDEX



Exhibit No.  Description
-----------  -----------
23           Consent of Coopers & Lybrand L.L.P.,
             Independent Accountants